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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                               AMENDMENT NO. 3 TO
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                March 10th, 2000
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                Date of Report (Date of earliest event reported)


                              eVentures Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                         33-19435             75-2233445
(State or Other Jurisdiction of         Commission File       (I.R.S. Employer
 Incorporation or Organization)              Number          Identification No.)



     300 Crescent Court, Suite 800
             Dallas, Texas                                          75201
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(Address of Principal Executive Offices)                          (Zip Code)



                                  214-777-4100
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               Registrant's telephone number, including area code


                         One Evertrust Plaza, 8th Floor
                          Jersey City, New Jersey 07302
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          (Former Name or former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        We are filing this amendment to our Report on Form 8-K filed on March
27, 2000 and amended on May 12 and 15, 2000 to clarify that the date of this report is March 10, 2000.
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

eVentures Group, Inc.

May 12th, 2000

By /s/ STUART J. CHASANOFF
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   Name:  Stuart J. Chasanoff
   Title: Senior Vice President, Corporate Development and Legal Affairs